                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): MAY 3, 2002

                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


000-24261                                                  68-0140361
(Commission                                                (IRS Employer
File Number)                                               Identification No.)

15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA               94925
     (Address of Principal Executive Offices)              (Zip Code)

                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

         On May 3, 2002, we issued a press release announcing the finalization of our restatement of financial results for fiscal 2000 and the first three quarters of fiscal 2001 and updating our fiscal 2001 results. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release, issued May 3, 2002, regarding the
                           registrant's finalization of its restatement of
                           financial results for fiscal 2000 and the first three
                           quarters of fiscal 2001 and the registrant's update
                           of its fiscal 2001 results.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RESTORATION HARDWARE, INC.



Dated:  May 3, 2002                   By: /s/ Kevin W. Shahan
                                         ------------------------------------
                                         Kevin W. Shahan, Vice President and
                                         Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
99.1                       Press Release, issued May 3, 2002, regarding the
                           registrant's finalization of its restatement of
                           financial results for fiscal 2000 and the first three
                           quarters of fiscal 2001 and the registrant's update
                           of its fiscal 2001 results.